                       SUBSCRIPTION AND LENDING AGREEMENT
                    BETWEEN CONTINENTAL MEDICAL SYSTEMS, INC.
                              AND ROCCO A. ORTENZIO


     Rocco A. Ortenzio ("Purchaser") hereby subscribes for and agrees to purchase $2 million principal amount of a 7 3/4% Convertible Subordinated Note, due May 1, 2012, to be issued by Continental Medical Systems, Inc. (the "Company") in the form attached hereto as "Exhibit A" (hereinafter the "Convertible Note"). The purchase price shall be $2 million, payable in cash or by check.

     The Company agrees to lend $2 million to Purchaser against the delivery to the Company of Purchaser's 7 3/4% promissory note due May 1, 2012, in the principal amount of $2 million in the form attached hereto as "Exhibit B" (hereinafter the "Promissory Note".)

     Purchaser acknowledges that the Convertible Note has not been registered under the Securities Act of 1933, as amended, (the "Act"), and represents that the Convertible Note is being acquired by him solely for his own account, for investment, and not with a view to, or for resale in connection with, a public distribution of the Convertible Note or the common stock of the Company issuable on conversion thereof, within the meaning of the Act and the rules and regulations promulgated thereunder.

     Purchaser represents that his present and anticipated financial position permits him to purchase the Convertible

Note and to hold such Convertible Note indefinitely for investment purposes. He acknowledges that he is thoroughly familiar with the business of the Company and has done all investigations he deems necessary and desirable in connection with his purchase. Purchaser has been advised that the availability of the exemption from registration under the Act is dependent, in part, on the truth of the foregoing representations and that the Company is relying on them in issuing the Convertible Note.

     Purchaser shall have no right to transfer or convert the Convertible Note notwithstanding its terms except to the extent of the principal amount permitted as of each date set forth below:

                                      Cumulative Aggregate
                                      Amount Transferable
     Date: On or After                  or Convertible
     -----------------                --------------------

     November 1, 1988                   $  400,000.00
     November 1, 1989                   $  800,000.00
     November 1, 1990                   $ 1200,000.00
     November 1, 1991                   $ 1600,000.00
     November 1, 1992                   $2,000,000.00

     If Purchaser is terminated as an employee of the Company without "cause", as defined in the Employment Agreement between Purchaser and the Company dated July 1, 1986, (the "Employment Agreement"), the restrictions on transfer and conversion reflected in the schedule above shall terminate; and in addition, in such event the Company hereby grants to the Purchaser the option, for ninety days after such termination, to sell all or any remaining portion of the

Convertible Note then held by Purchaser to the Company for cash equal to the principal amount thereof.

     If Purchaser dies, becomes disabled, or voluntarily terminates his employment with or is terminated for cause by the Company, the Company agrees to repurchase and Purchaser agrees to sell to the Company on a date to be agreed upon which is not more than ninety days after the date of his death, disability or termination, the portion (if any) of the Convertible Note which is not transferable or convertible by reason of the operation of the above schedule, for cash equal to the principal amount of the Convertible Note to be purchased.

     If Purchaser is terminated by the Company for "cause", as defined in the Employment Agreement, Purchaser hereby grants to the Company the option, for ninety days following such termination, to repurchase that portion of the Convertible Note then transferable by Purchaser, for cash equal to the principal amount thereof. Purchaser shall not sell or convert any portion of the Convertible Note during such option period.

     If the Company purchases any portion of the Convertible Note from the Purchaser, Purchaser authorizes the Company to set off against the purchase price any and all obligations of the Purchaser to the Company for borrowed money (whether or not then due and payable by their terms), including the Promissory Note.

     Upon notification from Purchaser that all or a portion of the Convertible Note has been sold or converted, the Company will release to Purchaser for the purpose of delivery in connection with such sale or conversion a new convertible note in the form of Exhibit A but in the principal amount sold, or a certificate for the common shares issuable, as appropriate, and retain the remaining principal amount as security for payment of the Promissory Note, as provided herein.

     This Subscription Agreement shall be binding on the personal representatives and successors of the Purchaser, but is not assignable by the Purchaser to any person, including any transferee of the Convertible Note.

     Dated as of this 1st day of November 1987.

/s/ Rocco A. Ortenzio
- ----------------------------------
Rocco A. Ortenzio (Purchaser)

Continental Medical Services, Inc.
by   Robert A. Ortez, Ex.V.P.
- ----------------------------------

                   This Note and the Common Shares issuable on
                conversion hereof have not been registered under
                      the Securities Exchange Act of 1933,
                      and are restricted as to transfer by
                          conditions contained herein.

                        CONTINENTAL MEDICAL SYSTEMS, INC.
                  7 3/4% Convertible Subordinated Debenture Due
                                   May 1, 2012

                                   ARTICLE ONE

                    OBLIGATION TO PAY PRINCIPAL AND INTEREST

     1.01. Continental Medical Systems, Inc. (hereinafter "the Company") promises to pay Rocco A. Ortenzio (hereinafter the "Holder") or registered assigns the principal sum of $2,000,000 on May 1, 2012, and to pay interest thereon from the date hereof at the rate of seven and three quarters percent (7 3/4%) per annum semi-annually on November 1 and May 1 of each year, after the date hereof until payment of the principal sum. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest by its check payable in such money mailed to the address of the Holder registered on its books.

                                   ARTICLE TWO

                              DEFAULTS AND REMEDIES

     2.01.  An "Event of Default" occurs if:

     (1) the Company defaults in the payment of interest on this Note when the same becomes due and payable and the default continues for a period of 30 days whether or not such payment shall be prohibited by the provisions on subordination.

     (2) the Company defaults in the payment of principal of the Note when the same becomes due and payable at maturity or otherwise, whether or not such payment shall be prohibited by the provisions on subordination.

     (3) the Company fails to comply with any of its other agreements in this Note and such failure continues for a period of 30 days after notice of such failure has been given to the Company by the Holder.

     (4)  the Company pursuant to or within the meaning of any Bankruptcy Law:

          (A)  commences a voluntary case,

          (B) consents to the entry of an order for relief against it in an involuntary case,

          (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

          (D)  makes a general assignment for the benefit of its creditors; or

     (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

          (A)  is for relief against the Company in an involuntary case,

          (B) appoints a Custodian of the Company or for all or substantially all of its property, or

          (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                                  ARTICLE THREE

                                   CONVERSION

     3.01. CONVERSION PRIVILEGE. The Holder of this Note has the right, exercisable at any time up to the close of business on May 1, 2012, to convert the Note at the principal amount thereof (or any portion thereof that is an integral multiple of $1000) into Common Shares of the Company at the initial conversion price of $12.84 per share, subject to adjustment as described below. In case this Note is called for redemption, conversion rights with respect to the principal amount being redeemed will expire at the close of the business day next preceding the redemption day. The number of Commmon Shares issuable upon conversion of the Note is determined as follows: Divide the principal amount converted by the conversion price in effect on the conversion date and round the result to the nearest 1/100th of a share.

     3.02. CONVERSION PROCEDURE. To convert this Note the Holder must (1) complete and sign the conversion notice attached to this Note, (2) surrender the Note to the Company, (3) furnish appropriate endorsements or transfer documents if required by the Company and (4) pay any transfer or similar tax if required.

     As soon as practicable after the conversion date, the Company shall deliver to the Holder a certificate for the number of Common Shares issuable upon the conversion and a check for any fractional share. The Holder becomes a stockholder of record on the conversion date. No payment or adjustment will be made for accrued interest on the portion of this Note which is converted.

     Upon surrender of this Note in the event of a partial conversion the Company shall deliver to the Holder a new Note equal in principal amount to the unconverted portion of this Note and in all other respects identical to this Note.

     If the last day on which the Note may be converted is a Legal Holiday in a place where the Company is located, the Note may be surrendered to the Company on the next succeeding day that is not a Legal Holiday.

     3.03. FRACTIONAL SHARES. The Company will not issue a fractional Common Share upon conversion of the Note. Instead, the Company will deliver its check for the current market value of a fractional share. If the conversion results in a fractional interest, an amount will be paid in cash equal to the value of such fractional interest based on the market price of the Company's Common Shares.

     The market price of a Common Share for the purpose of Section 3.03 is the last sales price as reported by the National Market System of the National Association of Securities Dealers Automated Quotation System, or if the Common Shares are listed on an other exchange, the last reported sale price on the principal exchange on which the Common Shares are listed, on the last trading day prior to the conversion date. In the absence of one or more such quotations, the Board of Directors shall determine the current market price on the basis of such quotation as it considers appropriate.

     3.04. TAXES ON CONVERSION. If the Holder of this Note converts it, the Company may require the Holder to pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Shares upon the conversion. The Holder, however, shall pay any such tax which is due because the shares are issued in a name other than his.

     3.05. COMPANY TO PROVIDE STOCK. The Company shall reserve out of its authorized but unissued Common Shares or its Common Shares held in Treasury enough Common Shares to permit the conversion of the Note.

     3.06.  ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.  If the Company:

     (1)  pays a dividend in Common Shares to Holders of such Shares;

     (2) subdivides its outstanding Common Shares into a greater number of Shares;

     (3) combines its outstanding Common Shares into a smaller number of Shares;

     (4) makes a distribution on its Common Shares in shares of its capital stock other than Common Shares; or

     (5) issues by reclassification of its Common Shares any shares of its capital stock,

then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of the Note shall receive the number of shares of capital stock of the Company which such Holder would have received immediately following such action if such Holder had converted the Note immediately prior to such action.

     For a dividend or distribution, the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

     If after an adjustment the Holder of the Note upon conversion may receive shares of two or more classes of capital stock of the Company, the Board of Directors shall determine the allolation of the adjusted conversion price between or among the classes of capital stock. After such allocation, the conversion prices of the classes of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Shares in this Note.

     3.07. ADJUSTMENT FOR RIGHTS ISSUE. If the Company issues any rights or warrants to all holders of its Common Shares entitling them for a period expiring within 45 days after the record date mentioned below to purchase Common Shares (or securities convertible into Common Shares) at a price per share (or having a conversion price per share) less than the current market price per share on that record date, the conversion price shall be adjusted in accordance with the formula:

                           O + (N x P)
                                -----
                                  M
                 C' = C x  ------------
                               O + N

where

C' =  the adjusted conversion price.
C  =  the then current conversion price.
O  =  the number of Common Shares outstanding on the record date.
N  =  the number of additional Common Shares offered.
P  =  the ofering or conversion price per share of the additional shares.
M  =  the current market price per Common Share on the record date.


     The adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights or warrants. If all of the Common Shares or securities convertible into Common Shares subject to such rights or warrants have not been issued when such rights or warrants expire, then the conversion price shall promptly be readjusted to the conversion price which would then be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of Common Shares (or securities convertible into Common Shares) issued upon the exercise of such rights or warrants.

     3.08. ADJUSTMENT FOR OTHER DISTRIBUTIONS. If the Company distributes to all holders of its Common Shares any assets or debt securities or any rights or warrants to purchase securities, the conversion price shall be adjusted in accordance with the formula:

               C' = C x (O x M) - F
                        -----------
                           O x M

where

C' =  the adjusted conversion price.
C  =  the then current conversion price.

O = the number of Common Shares outstanding on the record date mentioned below.

M = the current market price per Common Share on the record date mentioned below.

F = the fair market value on the record date of the assets, securities, right or warrants distributed. The Board of Directors shall determine the fair market value.

     The adjustment shall be made successively whenever any such distribution is made, and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

     3.09. VOLUNTARY ADJUSTMENT. The Company at any time may reduce the conversion price by any amount but in no event shall such conversion price be less than the par value of the Common Shares at the time such reduction is made.

     3.10. CURRENT MARKET PRICE. The current market price per Common Share for purposes of Sections 3.07 and 3.08 on any date is the average of the daily closing prices as reported by the National Market System of the National Association of Securities Dealers Automated Quotation System, or if the Common Shares are listed on an exchange, the closing sale prices, on the principal exchange on which the Common Shares are listed, for 30 consecutive trading days commencing 45 business days before the date in question. In the absence of one or more such quotations, the Board of Directors shall determine the current market price on the basis of such quotation as it considers appropriate.

     3.11. WHEN ADJUSTMENT TO THE CONVERSION PRICE MAY BE DEFERRED. No adjustment in the conversion price need be made unless the adjustment would require an increase or decrease of at least one percent (1%) in the conversion price. Any adjustments which are not made shall be carried forward and taken into account in any subsequent adjustment.

     All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

     3.12. WHEN ADJUSTMENT TO THE CONVERSION PRICE IS NOT REQUIRED. Unless this Article provides otherwise, no adjustment in the conversion price shall be made because the Company issues, in exchange for cash, property or services, Common Shares, or any securities convertible into or exchangeable for Common Shares, or securities carrying the rights to purchase shares of Common Shares or such convertible or exchangeable securities.

     Furthermore, no adjustment in the conversion price need be made under this Section for sale of Common Shares pursuant to a Company plan providing for reinvestment of dividends or interest or in the event the par value of the Common Shares is changed.

     If the Company is a party to a sale of assets, consolidation, or merger which reclassifies or changes its outstanding Common Shares, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall enter into a supplemental agreement. The supplemental agreement shall provide that the Holder of this Note may convert it into the kind and amount of securities or cash or other assets which he would transfer if he had converted the Note immediately before the effective date of such transaction. The supplemental agreement shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Note.

                                  ARTICLE FOUR

                                  SUBORDINATION

     4.01. NOTE SUBORDINATED TO SENIOR INDEBTEDNESS. The Company agrees, and the Holder of this Note agrees, that the payment of the principal of and interest on this Note is subordinated, to the extent and in the manner provided in this Note, to the prior payment in full of all Senior Indebtedness.

     4.02. "SENIOR INDEBTEDNESS" means the principal of and interest on all indebtedness of the Company outstanding at any time (other than indebtedness of the Company to a Subsidiary for money borrowed or advanced from any Subsidiary) except indebtedness which by its terms is not superior in right of payment to this Note.

     4.03.  "INDEBTEDNESS" MEANS:

            (1) any debt of the Company (i) for borrowed money, capitalized lease obligations or purchase money obligations or (ii) evidenced by a note, debenture or similar instrument given in connection with the acquisition, other than in the ordinary course of business, of any property or assets;

            (2) any debt of others described in the preceding clause which the Company has guaranteed or for which it is otherwise liable; and

            (3) any amendment, renewal, extension or refunding of any such debt.

     Article Four shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holder of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

     4.04. COMPANY NOT TO MAKE PAYMENTS WITH RESPECT TO THIS NOTE IN CERTAIN CIRCUMSTANCES.

            (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of or interest on this Note.

            (b) Upon the happening of any default in payment of the principal of or interest on any Senior Indebtedness, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or interest on this Note, nor shall any payment be made by the Company to acquire the Note. Nothing in this section, however, shall relieve the holders of such Senior Indebtedness or their representative from any notice requirements set forth in the instrument evidencing such Senior Indebtedness.

            (c) In the event that the Company shall make any payment on account of the principal of or interest on this Note, after the happening of a default in payment of the principal of or interest on Senior Indebtedness, then, unless and until such default shall have been cured or waived or shall have ceased to exist, such payment shall be received and held in trust for and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     4.05. NOTE SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REOARGANIZATION OF THE COMPANY. Upon any distribution of assets of the Company in any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

            (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full of the principal thereof, premium, if any, and interest due thereon before the Holder of this Note is entitled to receive any payment on account of the principal of or interest on this Note;

            (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holder of this Note would be entitled except for the provisions of this section, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of this Note, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of the Senior Indebtedness or their representative, or to the trustee under any indenture under which Senior Indebtedness may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Indebtedness held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness, except that the Holder of this Note would be entitled to receive securities that are subordinated to Senior Indebtedness to at least the same extent as this Note; and

            (c) in the event that notwithstanding the foregoing provisions of Article Five any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of this Note, shall be received by the Holder of this Note on account of principal of or interest on this Note before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which such Senior Indebtedness may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness, except that Holder of this Note would be entitled to receive securities that are subordinated to Senior Indebtedness to at least the same extent as this Note.

     4.06. NOTEHOLDER TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. Subject to the payment in full of all Senior Indebtedness, the Holder of this Note shall be subrogated equally and ratably to the rights of the holders of the Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by the Holder of this Note by virtue of Article Five which otherwise would have been made to the Holder of this Note shall, as between the Company, its creditors other than holders of the Senior Indebtedness and the Holder of this Note, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of Article Five are intended solely for the purpose of defining the relative rights of the Holder of this Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

     4.07. OBLIGATION OF THE COMPANY UNCONDITIONAL. Nothing contained in this section or elsewhere is intended to or shall impair, as between the Company, its creditors other than holders of Senior Indebtedness and the Holder of this Note, the obligation of the Company, which is absolute and unconditional, to pay to the Holder of this Note the principal of and interest on this Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holder of this Note and the creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein prevent the Holder of this Note from exercising all remedies otherwise permitted by applicable law upon default, subject to the rights, if any, of the holders of Senior Indebtedness in respect to cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this section, the Holder of this Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Holder of this Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this section.

                                  ARTICLE FIVE

                             RESTRICTION ON TRANSFER

     5.01. The Holder by acceptance of this Note acknowledges that this Note (and the common shares issuable on conversion of the Note) have not been registered under the Securities Act of 1933, as amended, (the "Act"), and represents that this Note is being acquired by him for his own account, for investment, and not with a view to, or for resale in connection with, a public distribution of the Note or the shares issuable on conversion thereof within the meaning of the Act and the rules and regulations promulgated thereunder.

     5.02. Neither this Note nor any interest in this Note, or any common shares or interest in such shares issuable upon the conversion of this Note, maybe sold or otherwise transferred except pursuant to an effective registration under the Act, unless the Holder delivers to the Company an opinion of Counsel, whch opinion and counsel shall be reasonably acceptable to the Company, that the proposed sale or transfer will not, under the circumstances, result in a violation of the Act.

                                   ARTICLE SIX

                                  MISCELLANEOUS

     6.01. DENOMINATIONS, TRANSFER, EXCHANGE. This Note is in registered form without coupons, and may be transferred or converted in denominations of $1000 and integral multiples of $1,000. Upon the transfer or conversion hereof a new Note will be issued to the Holder and the Transferee, as appropriate, dated the date to which interest hereon has last been paid.

     6.02. PERSONS DEEMED OWNERS. The registered holder of this Note shall be treated as the owner of it for all purposes.

     6.03. SUCCESSOR CORPORATION. When a successor corporation assumes all the obligations of its predecessor under this Note and immediately thereafter no default exists, the predecessor will be released from its obligations under this Note.

     6.04. LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, or Sunday, or a day on which banking institutions are not required to be open in Mechanicsburg, Pennsylvania the borough in which the Company is located. If a payment date is a legal Holiday, payment maybe made on the next succeeding day that is not a legal Holiday, and no interest shall accrue for the intervening period.

Dated: November 1, 1987

                              Continental Medical Systems, Inc.

Attest:                       By /s/ Robert A. Ortez
                                ---------------------------------
                                      Exec. Vice President
/s/ William M. Goldstein
- -----------------------------
         Secretary

                                 ASSIGNMENT FORM

If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I assign and transfer this Note to

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
(Insert assignee's social security or tax ID number)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
     (Print or type assignee's name, address and zip code)

and irrevocably appoint

- --------------------------------------------------------------------------------

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

- --------------------------------------------------------------------------------
Date:                    Your Signature:
     -------------------                ----------------------------------------
                                        (Sign exactly as your name
                                         appears on the other side
                                         of this Note)

Signature Guarantee:
                    ------------------------------------------------------------

                                CONVERSION NOTICE

If you the holder want to convert this Note into Common Shares of the Company, check the box: / /

If you want to convert only part of this Note, state the amount: $
                                                                  --------------
If you want the stock certificate made out in another person's name, fill in the form below:

- --------------------------------------------------------------------------------
            (Insert other person's social security or tax ID number)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
     (Print or type other person's name, address and zip code)

Date:               Your signature:
     -------------                 ---------------------------------------------
Second signature if required:
                             ---------------------------------------------------
                              (Sign exactly as your name
                              appears on the other side of
                              this Note)

Signature Guarantee:
                    ------------------------------------------------------------

                                      NOTE

Date:       November 1, 1987                 Amount:   $2,000,000


     Rocco A. Ortenzio (hereinafter the "Maker") for value received, promises to pay to the order of Continental Medical Systems, Inc. (hereinafter the "Company") Two Million Dollars ($2,000,000) on May 1, 2012, with interest on any unpaid balance of the principal at the rate of seven and three quarters percent (7 3/4%) per annum, compounded semiannually, from the date hereof until payment of the principal sum.

     Maker shall pay such interest semi-annually on May 1 and November 1 of each year, beginning May 1, 1988. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

     This Note is secured by a 7 3/4% Subordinated Convertible Note due May 1, 2012 in the principal amount of $2,000,000, issued to Maker by the Company, which Note the Maker hereby transfers, pledges, gives a security interest in, and delivers to the Company as security for Maker's obligations hereunder. The Company shall have all rights in such collateral given by the Uniform Commercial Code as in force in the Commonwealth of Pennsylvania.

     Principal on this Note shall be paid in full on May 1, 2012, in money of the United States that at the time of payment is legal tender for payment of public and private debts.

     In the event of non-payment, when due, of any principal or interest payable under the terms of this Note, this Note may, at the option of the Company, be declared, and thereupon immediately shall become, due and payable in full. Upon any such default the Company shall have the right to set off against the unpaid principal an equal principal amount of the 7 3/4% Convertible Note held as security for this Note, and against the unpaid accrued interest on the 7 3/4% convertible Note. Upon any such setoff, the obligation of the Company and of the Maker shall be discharged to the extent specified.

     If Maker (or a holder in due course thereof) sells or converts any portion of the Convertible Notes, Maker or such holder shall, within five business days after the date of such sale or conversion or redemption, prepay a portion of the principal of the Promissory Note equal to the principal of the Convertible Note sold, converted, or redeemed.

     The Maker shall have the right at any time to prepay this Note in whole or in part.

Signature:                              Address:

/s/ Rocco A. Ortenzio
- -------------------------------
     Rocco A. Ortenzio                  ---------------------------------------

Date: Nov. 1, 1987                      ---------------------------------------
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                                       -2-